Exhibit 10.23

REGISTRATION RIGHTS AGREEMENT

Registration Rights Agreement (this “Agreement”), dated as of October 21, 2016, by and between Mechanical Technology, Incorporated, a New York corporation located at 325 Washington Avenue Extension, Albany, New York 12205 (the “Company”), and Brookstone Partners Acquisition XXIV, LLC, a Delaware limited liability company located at 122 East 42nd Street, Suite 4305, New York, New York 10168 (the “Investor”).

The parties hereto agree as follows:

1.                  Definitions.  Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Securities Purchase Agreement, dated as of the date hereof (the “Securities Purchase Agreement”), by and between the Company and the Investor.  As used in this Agreement, the following capitalized terms shall have the following meanings:

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock, par value $0.01 per share, of the Company.

“Company Indemnitee(s)” shall have the meaning assigned to such term in Section 7(b).

“Demand Registration” shall have the meaning assigned to such term in Section 2(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Holder” means the Investor, or any permitted assignee or successor of the Investor owning Registrable Securities. The terms “hold,” “held” and “holding,” when used with respect to Registrable Securities shall mean owning Registrable Securities.

“Majority Holders” means one or more Holders holding in the aggregate at least 50% of the Registrable Securities.

“Participants” means those Holders participating as selling securityholders pursuant to a Registration Statement as contemplated by Section 2 or 3.

“Participant Indemnitee(s)” shall have the meaning assigned to such term in Section 7(a).

“Person” means an individual, partnership, corporation, limited liability company, business trust, unincorporated organization, joint venture, a government authority or other entity of whatever nature.

“Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the prospectus, including any “free writing” prospectus and all material incorporated by reference in such prospectus.

“Register,” “registered,” and “registration” refers to a registration effected by preparing and filing a Registration Statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” means (a) any Common Shares held by a Holder and (b) any Common Stock issued with respect to, or in exchange for or in replacement of, any Common Shares referred to in clause (a) above as a result of any stock split, stock dividend, recapitalization, reclassification, exchange or similar event or otherwise; provided, however, that any Registrable Securities sold by a Person in a transaction in which such Person’s rights under this Agreement are not assigned shall cease to be Registrable Securities from and after the time of such sale and the transferee with respect to such securities shall cease to be a Holder pursuant hereto.  The number of Registrable Securities that are held by a Person or are outstanding shall be determined by the number of shares of Common Stock that are Registrable Securities and either are held by such Person or outstanding (as applicable).

“Registration Statement” means any registration statement of the Company which covers any of the Registrable Securities pursuant to any of the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference in such registration statement.

“Required Holders” shall have the meaning assigned to such term in Section 2(a).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

2.                  Demand Registration.

(a)                Request for Registration.  Subject to the provisions of Section 2(b), at any time from and after sixty (60) days from the date hereof, one or more Holders holding in the aggregate at least 25% of the outstanding Registrable Securities (the “Required Holders”) may make a written request to the Company for registration under and in accordance with the provisions of the Securities Act of the resale of Registrable Securities held by such Holder or Holders (a “Demand Registration”).  The Company shall, within five (5) Business Days after receipt of such request, give written notice (the “Notice”) of such request to all other Holders known to the Company and will include in such registration all Registrable Securities with respect to which the Company receives written requests for inclusion therein within twenty (20) Business Days after it gives the Notice to the applicable Holder.  Unless the Holder or Holders demanding the Demand Registration shall agree in writing, no other party, including the

Company (but excluding another Holder of Registrable Securities that requests inclusion in accordance with the preceding sentence) shall be permitted to offer securities under any such Demand Registration.  Notwithstanding the foregoing, if the Company shall furnish to the Holder or Holders requesting a registration pursuant to this Section 2 a certificate signed by the Chief Executive Officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company and its shareholders for such registration statement to either become effective or remain effective for as long as such registration statement would otherwise be required to remain effective, because (i) a material acquisition or disposition by the Company, a Company reorganization or similar transaction is being negotiated, or (ii) such action would require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential, the Company shall have the right to defer such filing for a period of not more than ninety (90) days; provided, however, that, without the prior written consent of Investor, the Company may not utilize this right more than once in any twelve (12) month period.

(b)               Number of Registrations. Notwithstanding any other provision of this Section 2, the Company shall not be required to effect more than one (1) Demand Registration regardless of the Person or Persons making the demand.  The Company shall not be deemed to have effected a Demand Registration unless and until such Demand Registration is declared effective by the Commission.  For purposes of this Section 2, a Registration Statement shall not be counted as a Demand Registration if, as a result of an exercise of the underwriters’ cut-back provisions, less than 75% of the total number of Registrable Securities that the Holders have requested to be included in such Registration Statement are so included.

(c)                Priority on Demand Registration.  If the Demand Registration is an underwritten offering and the managing underwriter or underwriters advise the Company in writing that in its or their opinion the number of Registrable Securities proposed to be sold in such Demand Registration exceeds the number of securities which can be sold in such offering without a material adverse effect on such offering, the Company will include in such registration only the number of securities which, in the opinion of such underwriter or underwriters, can be sold, selected pro rata (based on the number of shares requested to be included) among the Holders which have requested shares to be included in such Demand Registration pursuant to this Section 2; provided, that any securities that the Required Holders have agreed may be included in such Demand Registration by the Company or any security holder other than a Holder shall be cut back first.

(d)               Selection of Underwriters and Counsel.  If any Demand Registration is an underwritten offering, the Required Holders will select the investment banker or bankers and manager or managers to administer the offering and one counsel to the sellers of such Registrable Securities in such offering and the right of any Holder to registration shall be conditioned upon such Holder’s participation in such underwriting; provided, however, that such investment bankers and managers be of nationally recognized standing and reasonably acceptable to the Company.  Subject to the provisions of Section 6, the Company shall pay the reasonable fees and expenses of one such counsel to the sellers of such Registrable Securities incurred in connection with reviewing and otherwise acting in connection with the Registration Statement relating to such underwritten public offering.  If any Holder who has requested inclusion of its Registrable Securities in such Registration Statement as provided above disapproves of the terms of the underwriting or otherwise elects not to participate in such underwriting, such Holder shall provide written notice to the Company that the Holder is not participating in such underwriting and that its Registrable Securities shall not be included in such Registration Statement; provided, that an election by such Holder shall not affect the status of such Registration Statement as a Demand Registration.

(e)                Underwriting Agreement.  In connection with any Demand Registration under this Section 2, if so requested by the Required Holders, the Company shall enter into an underwriting agreement with one or more underwriters selected by the Required Holders having terms and conditions customary for such agreements.

3.                  Piggyback Registration Rights.

(a)                If the Company at any time or from time to time subsequent to the date hereof proposes to register the offer and sale of any equity securities under the Securities Act either for its own account or the account of any selling security holders that are not Holders (other than (i) a registration statement on Forms S-4 or S-8 or any successor or similar forms or (ii) a registration on any form that does not permit secondary sales), it will give written notice to each of the Holders of its intention at least ten (10) days in advance of the filing of any registration statement with respect thereto. Upon the written request of a Holder given within fifteen (15) days after receipt of such notice, the Company, subject to Section 3(b), will use commercially reasonable efforts to include in such registration, and in any underwriting involved therein, all the Registrable Securities included in such request (“Piggyback Securities”).  Notwithstanding the foregoing, (x) the obligation of the Company to include Piggyback Securities in any registration contemplated by this Section 3(a) shall cease and be terminated in the event the Company discontinues the applicable registration at any time prior to the relevant effective date of registration in connection therewith, and (y) if the Company shall furnish to the Holder or Holders requesting a registration pursuant to this Section 3(a) a certificate signed by the Chief Executive Officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company and its shareholders for such registration statement to either become effective or remain effective for as long as such registration statement would otherwise be required to remain effective because (i) a material acquisition or disposition by the Company, a Company reorganization or similar transaction is being negotiated, (ii) such action would require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential or (iii) such action would render the Company unable to comply with the requirements under the Securities Act or Exchange Act, the Company shall have the right to both defer such filing for a period of not more than ninety (90) days and terminate or withdraw registration in its entirety.

(b)               Underwritten Offerings.

(i)                 The right of any Holder to registration pursuant to this Section 3 shall be conditioned upon the participation by such Holder in the underwriting arrangements specified by the Company in connection with such registration and the inclusion of the Registrable Securities of such Holder in such underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the Company and take all other actions, and deliver such opinions and certifications, as may be reasonably requested by such managing underwriter or underwriters.

(ii)               Notwithstanding any other provision of this Section 3, if the managing underwriter or underwriters with respect to such underwritten offering advise the Company in writing that marketing factors require a limitation of the number of shares of Common Stock to be underwritten, the Company may limit the number of Registrable Securities to be included in such registration in accordance with the opinion of such underwriter(s).  The Company shall so advise all Holders distributing Registrable Securities through such underwriting, and there shall be excluded from such registration and underwriting, to the extent necessary to satisfy such limitation, first shares held by the Holders and, thereafter, to the extent necessary, shares that the Company wishes to register for its own account.  As among the Holders as a group, the number of Registrable Securities that may be included in the registration and underwriting shall be allocated in proportion, as nearly as practicable, to the respective amounts of applicable Registrable Securities (determined without regard to any requirement of a request to be included in such registration) held by all Holders at the time of filing the Registration Statement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder to the nearest 100 shares.

4.                  Company Obligations.  If and whenever the Company is required by the provisions of this Agreement to effect a registration of Registrable Securities under the Securities Act, the Company shall promptly:

(a)                Prepare and file with the Commission a Registration Statement on any form that may be utilized by the Company and that shall permit the disposition of the Registrable Securities in accordance with the intended method or methods of disposition thereof, and shall use its commercially reasonable efforts to cause such Registration Statement to become and remain continually effective (subject to the delivery of a certificate of the Chief Executive Officer of the Company pursuant to Sections 2(a) and 3(a) hereof) until the earlier of (i) such time as all of the Registrable Securities covered by such Registration Statement have been sold pursuant to such Registration Statement or Rule 144 under the Securities Act, (ii) such time as all the Registrable Securities covered by such Registration Statement are eligible to be resold pursuant to Rule 144 under the Securities Act without compliance with the volume or manner of sale requirements thereof, and (iii) the termination of this Agreement pursuant to Section 9;

(b)               Prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus contained therein as may be necessary to keep such Registration Statement effective for the time periods contemplated by Section 4(a) and such Registration Statement and Prospectus accurate and complete in all material respects during such period (including as may be necessary to correct any statements or omissions in such Registration Statement, Prospectus or any other Prospectus then in effect if any relevant event has occurred);

(c)                Furnish to each Participant copies of the Registration Statement and Prospectus therein, or amendments or supplements thereto, in such quantities as they may reasonably request;

(d)               Use commercially reasonable efforts to register or qualify the Registrable Securities to be included in a Registration Statement under the state securities or blue sky laws of such jurisdictions within the United States of America as such Participants may reasonably request; provided, that the Company shall not be required to qualify to do business, subject itself to taxation or consent to general service of process in any such state or jurisdiction;

(e)                Notify the Participants in such registration, promptly after it shall receive notice thereof, of the date and time when such Registration Statement and each post-effective amendment thereto has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed;

(f)                To the extent permitted by law, notify the Participants in such registration promptly of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus or for additional information;

(g)               To the extent permitted by law, promptly notify the Participants in such registration of the filing of such amendments or supplements to a Registration Statement or Prospectus as may be necessary to correct any statements or omissions if any event has occurred as the result of which any such Registration Statement, Prospectus or any other Prospectus then in effect includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances then existing, not misleading;

(h)               To the extent permitted by law, advise the Participants in such registration, promptly after it shall receive notice or obtain knowledge thereof, of (i) the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued, or (ii) any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(i)                 Otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission;

(j)                 Use its commercially reasonable efforts to obtain from its independent certified public accountants “cold comfort” letters in customary form and at customary times and covering matters of the type customarily covered by cold comfort letters, as may be requested by any managing underwriter of a registration;

(k)               Use its commercially reasonable efforts to obtain from its counsel an opinion or opinions in customary form, as may be requested by any managing underwriter of a registration;

(l)                 Provide a transfer agent and registrar (which may be the same entity) for such Registrable Securities not later than the effective date of such Registration Statement;

(m)             In the event of any underwritten public offering, perform its obligations under any underwriting agreement that it has entered into with the managing underwriter;

(n)               Cause all such Registrable Securities to be listed or accepted for quotation on any national securities exchange or automated quotation system on which shares of the Common Stock are then listed or quoted; and

(o)               Notify all Participants to such effect in the event that, in the judgment of the Company, it is advisable to suspend use of a Prospectus included in a Registration Statement due to (i) pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be materially detrimental to the Company, or (ii) the Prospectus containing an untrue statement of a material fact or omitting to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.  Upon receipt of such notice, each such Participant shall immediately discontinue any sales of Registrable Securities pursuant to such Registration Statement until such Participant has received copies of a supplemented or amended Prospectus or until such Participant is advised in writing by the Company that the then current Prospectus may be used and has received copies of any amended Prospectus or supplements to the Prospectus.

5.                  Holder Obligations.  Each Holder agrees as follows:

(a)                Upon making a request pursuant to Section 2 or 3 hereof, to specify the number of Registrable Securities to be included in a Registration Statement on its behalf and the intended method of distribution thereof.

(b)               To the extent its Registrable Securities are to be included in any registration pursuant to this Agreement, to furnish to the Company, in writing, such information regarding such Holder and the distribution of Registrable Securities proposed by such Holder as the Company may from time to time reasonably request in writing and as shall be required in connection with such registration or qualification of such Registrable Securities under any applicable securities law.  Each Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information such Holder has previously furnished to the Company.

(c)                Upon receipt of any notice from the Company of the happening of any event of a kind described in Section 4(g), (h) or (o), to immediately discontinue the disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities until such Holder’s receipt of copies of any necessary amendment or supplement to such Registration Statement or the Prospectus contained therein or its receipt of notice from the Company that no such amendment or supplement is required.

(d)               To cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statements in which Registrable Securities held by such Holder will be included.

(e)                To comply with all applicable laws related to a registration, the filing of a Registration Statement and the offering and sale of Registrable Securities and all applicable rules and regulations of governmental authorities in connection therewith (including without limitation the Securities Act, the Exchange Act, applicable state securities laws and the rules and regulations promulgated by applicable state authorities).

6.                  Expenses of Registration.

(a)                Subject to Section 6(b), the following expenses of the Company and the Holders in complying with their obligations pursuant to this Agreement and in connection with each registration of Registrable Securities shall be borne by the Company:

(i)                 all registration, filing, qualification and listing fees of the Company;

(ii)               fees and expenses of the Company’s compliance with all securities or blue sky laws (including fees and disbursements of counsel for the Company in connection with blue sky qualifications of the Registrable Securities);

(iii)             printing, messenger, telephone and delivery expenses for documents created by or to be delivered by the Company pursuant to this Agreement;

(iv)             fees and disbursements of counsel for the Company and its independent auditors; and

(v)               fees and disbursements of one counsel to the selling Holders up to a maximum of $30,000.

(b)               All underwriting discounts, selling and brokerage commissions or other compensation paid to underwriters or other agents or brokers to effect the sale of Registrable Securities and other expenses in connection with a registration hereunder not required to be paid by the Company pursuant to Section 6(a) shall be borne by the Holders on whose behalf such Registrable Securities are included in a Registration Statement in proportion to the number of Registrable Securities included in such Registration Statement on behalf of each such Holder.

(c)                If the Required Holders request a Demand Registration and thereafter voluntarily withdraw such request, the Required Holders shall bear the expenses of the Company referred to in Section 6(a) in connection with such request (and such request and any actions by the Company pursuant thereto shall not be counted as the Demand Registration to which the Holders are entitled under this Agreement if the request to withdraw is received by the Company within ten (10) Business Days of the initial request, unless, by notice to the Company, the Required Holders elect to have such request count as the Demand Registration to which the Holders are entitled hereunder, in which case all of the Company’s expenses in connection with such request shall be borne by the Company).

7.                  Indemnification and Contribution.

(a)                Indemnification by the Company. Whenever a Registration Statement is filed hereunder, the Company will (except as to matters covered by Section 7(b)) indemnify and hold harmless each Participant in the registration, each of their respective officers, directors, members, managers, partners and employees, and each Person, if any, who controls any such Participant within the meaning of the Securities Act or the Exchange Act (collectively, the “Participant Indemnitees” and, individually, a “Participant Indemnitee”), against any and all losses, claims, damages, liabilities, costs and expenses (including reasonable attorneys’ fees), joint or several, to which such Participant Indemnitees, or any of them, may become subject under the Securities Act, the Exchange Act, state securities or blue sky laws or otherwise, insofar as such losses, claims, damages, liabilities, cost or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement of any material fact contained in such Registration Statement, or Prospectus contained therein, or any amendment or supplement thereto, or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, in light of the circumstances under which they were made) not misleading, except insofar as such losses, claims, damages, liabilities, costs or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to any of the Holders furnished in writing to the Company by any of the Holders, or (ii) any violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of any of its obligations under this Agreement or with the Registration Statement or the offering contemplated thereby.

(b)               Indemnification by Participants.  Each Participant in such registration will, jointly and severally, indemnify and hold harmless the Company, each of its directors, each of its officers (collectively, the “Company Indemnitees” and, individually, a “Company Indemnitee”), each Person, if any, who controls any such Participant within the meaning of the Securities Act or the Exchange Act and each other Participant Indemnitee against any and all losses, claims, damage, liabilities, costs and expenses (including reasonable attorneys’ fees), joint or several, to which any of the Company Indemnitees or the other Participant Indemnitees may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages, liabilities, costs or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in such Registration Statement, or Prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, in light of the circumstances under which they were made) not misleading, but only if, and to the extent that, such statement or omission is made in reliance on and in conformity with written information furnished to the Company by such Participant for inclusion in such Registration Statement or Prospectus.

(c)                Indemnification Procedures.  Reasonably promptly, and in each instance within thirty (30) days after receipt by a Participant Indemnitee or a Company Indemnitee (collectively, “Indemnitees” and, individually, an “Indemnitee”) of notice of the commencement of any action or commencement of a claim which may result in indemnity pursuant to Section 7(a) or (b), such Indemnitee will, if a claim in respect thereof is to be made against the indemnifying party under Section 7(a) or (b), notify the indemnifying party in writing of the commencement thereof, but any failure or delay in notifying the indemnifying party will not relieve the indemnifying party from any liability which it may have to any Indemnitee hereunder unless the indemnifying party is materially prejudiced by such delay.  The indemnifying party shall be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnitee, after notice from the indemnifying party to such Indemnitee of its election to assume the defense thereof.  Following any such assumption of the defense, the indemnifying party shall not be liable to such Indemnitee for any legal or other expenses subsequently incurred by such Indemnitee in connection with the defense thereof. The Indemnitee shall have the right to employ one counsel per jurisdiction to represent such Indemnitee in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnitee unless, in the reasonable judgment of such Indemnitee, it is advisable for such party to be represented by separate counsel because, in the reasonable discretion of separate counsel, separate defenses are available, or because a conflict of interest exists between such Indemnitee and indemnifying party in respect of such claim, or because the indemnifying party shall have failed promptly to assume the defense of such action and to reasonably defend such action, and in any such limited event the reasonable fees and expenses of such separate counsel shall be paid by the indemnifying party.  Notwithstanding the foregoing, if the Company is an Indemnitee, the Company shall designate the one counsel, and in all other circumstances, the one counsel shall be designated by a majority in interest based upon the Registrable Securities of the Indemnitees.  No indemnifying party may settle or compromise, or consent to the entry of any judgment with respect to, any claim without the prior written consent of the Indemnitee (not unreasonably withheld, delayed or conditioned), unless such settlement, compromise or judgment includes a full and unconditional release of such Indemnitee from any and all liability in respect of such claim and involves solely the payment of monetary damages.  No Indemnitee may settle or compromise, or consent to the entry of any judgment with respect to, any claim without the prior written consent of the indemnifying party, not to be unreasonably withheld, conditioned or delayed.

(d)               Contribution.  If for any reason the foregoing indemnity is held by a court of competent jurisdiction to be unavailable, then the indemnifying party shall contribute to the amount paid or payable by the Indemnitee as a result of such losses, claims, damages, liabilities, costs or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the Indemnitee on the other from the registration or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the Indemnitee on the other but also the relative fault of the indemnifying party and the Indemnitee as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by or on behalf of the indemnifying party or the Indemnitee and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  The Company and the Participants agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations described above.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  Notwithstanding anything to the contrary contained herein, no Participant shall be required to contribute any amount in excess of the net proceeds actually received by such Participant from its sale of Registrable Securities under the applicable Registration Statement and the Company shall be required to contribute any amount in excess of such proceeds.

(e)                The provisions of this Section 7 shall survive the completion of any offering of Registrable Securities and the termination of this Agreement.  The indemnity and contribution agreements contained in this Section 7 are in addition to any liability that an indemnifying party may have to an Indemnitee; provided, that in no event shall an Indemnitee be entitled to recover from an indemnifying party more than once with respect to any specific loss, claim, damage, liability, cost or expense (including reasonable attorneys’ fees) imposed on, sustained, incurred or suffered by, or asserted against the Indemnitee.

8.                  Reports Under the Exchange Act.  With a view to making available to the Holders the benefits of Rule 144 under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Holder to sell the Registrable Securities to the public without registration, the Company agrees to:

(i)                 make and keep current public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the date hereof;

(ii)               file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(iii)             furnish to the Holders, so long as the Holder owns any Registrable Securities, forthwith upon request by the Majority Holders, (i) a written statement as to its compliance with the reporting requirements of Rule 144 under the Securities Act and of the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information in the possession of or reasonably obtainable by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission which permits the Holder to sell Registrable Securities without registration or pursuant to such form.

9.                  Termination.  This Agreement shall terminate and shall be of no further force or effect on the earlier of (a) the fifth (5th) anniversary of the date hereof, or (b) that day upon which a single Holder, together with its Affiliates, fails to “beneficially own” (as set forth in Rule 13d-3 and Rule 13d-5(b)(l) of the 1934 Act) ten percent (10%) or more of the shares of Common Stock then outstanding.

10.              Assignment.

(a)                The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned, in whole or in part, by the Investor (at Investor’s sole discretion and without the consent of the Company) to one or more transferees (a “Subsequent Transferee”); provided, that to preserve and maintain such rights to cause the Company to register Registrable Securities, any such Subsequent Transferee must (i) deliver to the Company a written instrument by which such Subsequent Transferee agrees to be bound by the obligations imposed on Holders under this Agreement to the same extent as if such Subsequent Transferee was a party hereto and (ii) deliver to the Company a written instrument setting forth full notice and contact information for such Subsequent Transferee, including mailing address, email address, facsimile number and telephone number (“Contact Information”); provided, further, that any further assignment of this Agreement or the registration rights contained herein by such Subsequent Transferee to another transferee shall require the prior written consent of the Company.

(b)               In the event a Subsequent Transferee fails to provide the Company with the Contact Information contemplated by Section 10(a), the Company shall have no obligation to provide such Subsequent Transferee with any notice, information, document or deliverable to be mailed or delivered to Holders pursuant to this Agreement unless the Company otherwise has actual knowledge of the Subsequent Transferee’s notice or contact information.

11.              Delay of Registration.  No Holder shall have any right to take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

12.              Amendment and Modification; Waiver.  This Agreement may be amended, modified or supplemented, and any provision herein may be waived, in any respect only by written agreement by the Company and the Majority Holders; provided, however, that no amendment or waiver that adversely affects a Holder in its capacity as a holder of Registrable Securities without similarly affecting all Holders of Registrable Securities shall be effective without such adversely affected Holder’s approval.  Any amendment to this Agreement adopted in accordance with the provisions of this Section shall be binding on all of the parties to this Agreement.

13.              Governing Law; Jurisdiction; Jury Trial.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

14.              Invalidity of Provision.  If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

15.              Notices.  All notices, requests, demands, instructions or other documents or communications to be given under this Agreement shall be given in accordance with the Securities Purchase Agreement.  With respect to any Holder that is not a party to the Securities Purchase Agreement, notice shall be given to such Holder in accordance with Section 8(f) of the Securities Purchase Agreement at such Holder’s address as delivered to the Company pursuant to Section 10(a).  The Company shall have no obligation to give notice to any address of a Holder other than as set forth in the Securities Purchase Agreement (in the case of Investor) or the notice delivered to the Company pursuant to Section 10(a).

16.              Counterparts.  This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile, electronic or .pdf signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile, electronic or .pdf signature.

17.              Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

18.              Entire Agreement.  This Agreement, including any exhibits and schedules hereto and the documents and instruments referred to herein and therein, embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein.  There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein.  This Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matter.

19.              Limitation on Subsequent Registration Rights.  After the date of this Agreement, the Company shall not, without the prior written consent of the Majority Holders, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights senior to or pari passu with the registration rights of the Holders as provided in this Agreement.

20.              Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. The Investor may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company, except as contemplated by Section 10.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Holder.

[Signatures begin on the following page.]

IN WITNESS WHEREOF, this Agreement has been signed by each of the parties hereto as of the date first above written.

MECHANICAL TECHNOLOGY, INCORPORATED

By:
	Name:	Kevin G. Lynch
	Title:	Chief Executive Officer

BROOKSTONE PARTNERS ACQUISITION XXIV, LLC

By:	BP XXIV Flow, LLC its Managing Member

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]